UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1300 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2021, Intrusion Inc. (the “Company”) issued a press release announcing that preliminary revenue for the second quarter of 2021 is expected to be within a range of $1.9 million and $2.0 million. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Company plans to release its full second quarter results on Thursday, August 12, 2021.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 19, 2021, the Company’s Board of Directors (the “Board”) terminated the services of Jack B. Blount as the Company’s President and Chief Executive Officer. Mr. Blount was not serving under the terms of any employment agreement, and the Company and Mr. Blount are in discussions regarding the details of his separation from the Company, his resignation from the Board, and any severance payments which may be associated with his separation. In connection with this action, the Board appointed the Company’s Chief Financial Officer, Franklin Byrd, and the Company’s Chief Technology Officer, Joe Head, to assume operating responsibilities together on behalf of the Company until such time as a successor chief executive officer is named. In such roles, Mr. Byrd and Mr. Head will report to Tony J. LeVecchio, the Company’s Board Chair. There are no additional compensation arrangements with Mr. Byrd or Mr. Head in connection with these additional responsibilities. Biographical information for Mr. Byrd and Mr. Head and information regarding any related party transactions between Mr. Byrd and Mr. Head and the Company as defined in Item 404(a) of Regulation SK is contained in the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on April 5, 2021. There are no family relationships between Mr. Byrd or Mr. Head and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release Issued by Intrusion Inc. on July 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

By:	/s/ B. Franklin Byrd
B. Franklin Byrd Chief Financial Officer

Date:  July 23, 2021

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